UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): October 18, 2007
COUNTRYWIDE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8422 (Commission File Number)	13-2641992 (IRS Employer Identification No.)

4500 Park Granada, Calabasas, CA		91302
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (818) 225-3000
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          (b) On October 18, 2007, Countrywide Financial Corporation (the “Company”) received notification from Henry Cisneros of his decision to resign from the Company’s Board of Directors. Mr. Cisneros did not resign because of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices. A copy of the resignation letter is attached hereto as Exhibit 99.1.
          A copy of the press release of the Company announcing the resignation of Mr. Cisneros from the Board of Directors is attached as Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits.
          (d) Exhibits.

Exhibit No.	Description

99.1	Resignation letter of Henry Cisneros dated October 18, 2007

99.2	Press release of Countrywide Financial Corporation dated October 24, 2007

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
COUNTRYWIDE FINANCIAL CORPORATION

Dated: October 24, 2007	/s/ Susan E. Bow
	Name:	Susan E. Bow
	Title:	Senior Managing Director, General Counsel, Corporate and Securities and Corporate Secretary

3

EXHIBIT INDEX

Exhibit No.	Description

99.1	Resignation letter of Henry Cisneros dated October 18, 2007

99.2	Press release of Countrywide Financial Corporation dated October 24, 2007

4